Taxation - Schedule of deferred tax assets and liabilities (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets
Net operating tax loss carry forwards	¥ 498,506	¥ 382,409
Advertising and promotion expenses in excess of deduction limit	374,925	334,697
Payroll and expense accrued	109,686	99,007
Others	15,029	3,612
Less: valuation allowance	(998,146)	(819,725)	¥ (554,232)
Total deferred tax assets, net	¥ 0	¥ 0